Events After the Balance Sheet Date	12 Months Ended
Dec. 31, 2023
Events after the balance sheet date [Abstract]
Events after the balance sheet date

32. Events after the balance sheet date

On January 19, 2024, we entered into a sales agreement with H.C. Wainwright & Co., LLC (“HCW” and the “HCW Sales Agreement”). Pursuant to the terms of the HCW Sales Agreement we may offer and sell our common shares, from time to time through HCW by any method deemed to be an “at-the-market” offering as defined in Rule 415(a)(4) promulgated under the Securities Act. Pursuant to the HCW Sales Agreement. As of the date of this Annual Report, we have sold 637,460 shares under the HCW Sales Agreement for aggregate gross proceeds of $1.66 million.